                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  November 2, 1998


                                  Medtronic, Inc.
               (Exact name of Registrant as Specified in its Charter)


                                     Minnesota
                   (State or Other Jurisdiction of Incorporation)



             1-7707                                       41-0793183
     (Commission File Number)                           (IRS Employer
                                                      Identification No.)


                              7000 Central Avenue N.E.
                         Minneapolis, Minnesota  55432-3576
               (Address of Principal Executive Offices and Zip Code)


                                   (612) 514-4000
                (Registrant's telephone number, including area code)



                                   Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

       The Registrant has restated its financial statements and a related schedule for fiscal years ended April 30, 1996, 1997 and 1998, to reflect the acquisition of Physio-Control International Corporation, which occurred on September 30, 1998, as a pooling of interests. These restated audited financial statements and related schedule are set forth in Exhibits 99.1 and
99.2 attached hereto and are incorporated in this Report as if fully set forth herein.

Item 7.     Financial Statements and Exhibits

       Exhibit 23.1 Consent of PricewaterhouseCoopers, LLC, independent accountants, and Report on Supplemental Financial Statement Schedule
       Exhibit 27.1   Financial Data Schedule
       Exhibit 99.1   Restated Audited Financial Statements as of and for the
                      years ended April 30, 1996, 1997 and 1998:
                           Report of Independent Accountants
                           Supplemental Statement of Consolidated Earnings Supplemental Consolidated Balance Sheets Supplemental Statement of Consolidated Shareholders' Equity
                           Supplemental Statement of Consolidated Cash Flows Notes to Supplemental Consolidated Financial Statements
       Exhibit 99.2 Schedule II--Valuation and Qualifying Accounts Years Ended April 30, 1996, 1997 and 1998

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEDTRONIC, INC.



                                   By  /s/ Robert L. Ryan
                                     -----------------------------------------
Date:  November 30, 1998                Robert L. Ryan
                                        Senior Vice President and Chief
                                        Financial Officer

                                 EXHIBIT INDEX

                                Medtronic, Inc.
                            Form 8-K Current Report
                            Dated November 30, 1998



Exhibit Number      Description
    23.1            Consent of PricewaterhouseCoopers, LLC,
                    independent accountants, and Report on Supplemental Financial
                    Statement Schedule

    27.1            Financial Data Schedule

    99.1            Restated Financial Statements as of and for the years ended
                    April 30, 1996, 1997 and 1998:
                           Report of Independent Accountants
                           Supplemental Statement of Consolidated Earnings
                           Supplemental Consolidated Balance Sheets
                           Supplemental Statement of Consolidated
                           Shareholders' Equity
                           Supplemental Statement of Consolidated Cash Flows
                           Notes to Supplemental Consolidated Financial
                           Statements

    99.2            Schedule II--Valuation and Qualifying Accounts Years
                    Ended April 30, 1996, 1997 and 1998